UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2016

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 26, 2015, GE Capital International Funding Company Unlimited Company, formerly GE Capital International Funding Company (the Issuer), then a finance subsidiary of General Electric Capital Corporation, settled its previously announced private offers to exchange (the Exchange Offers) the Issuer's new senior notes for certain outstanding debt securities of General Electric Capital Corporation. The Issuer's senior notes were fully and unconditionally guaranteed by both General Electric Company (GE) and GE Capital International Holdings Limited (GECIHL) (each a Guarantor, and together, the Guarantors).  Under the terms of a registration rights agreement entered into in connection with the Exchange Offers, the Issuer and GE agreed to file a registration statement (Registration Statement) with the U.S. Securities and Exchange Commission (SEC) for an offer to exchange new senior notes of the Issuer guaranteed by the Guarantors and registered with the SEC for certain of the Issuer's outstanding unregistered senior notes.

In connection with the Registration Statement, GE is providing certain financial information regarding the Issuer and the Guarantors of the registered securities. We are filing this Current Report on Form 8-K for the purpose of including in GE's financial statements for the year ended December 31, 2015 an additional note, Note 27 – Guarantor Financial Information, containing the required financial information relating to the Issuer and each of the Guarantors

Item 9.01 Financial Statements and Exhibits.

•	Exhibit 23 – Consent of KPMG LLP.
•	Exhibit 31(a) – Certification Pursuant to Rules 13a-14(a) or 15d-14(a) under the Securities Exchange Act of 1934, as Amended.
•	Exhibit 31(b) – Certification Pursuant to Rules 13a-14(a) or 15d-14(a) under the Securities Exchange Act of 1934, as Amended.
•	Exhibit 32 – Certification Pursuant to 18 U.S.C. Section 1350.

The following exhibits filed with this Form 8-K and incorporated herein by reference revise and supersede only those portions of our Form 10-K dated December 31, 2015 that are directly affected by the addition of Note 27 – Guarantor Financial Information.

All other information in our 2015 Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2015 Form 10-K with the U.S. Securities and Exchange Commission. The information in this Form 8-K, including the exhibits, should be read in conjunction with the GE Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent SEC filings.

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Exhibit 99(a) – Complete Revised Management's Discussion and Analysis and Consolidated Financial Statements from our annual report on Form 10-K dated December 31, 2015 as modified solely to include new Note 27 to the Consolidated Financial Statements. Financial statements in this exhibit are now our historical financial statements.

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Exhibit 101 – The following materials from General Electric Company's Report on Form 8-K dated June 3, 2016, formatted in XBRL (eXtensible Business Reporting Language); (i) Statement of Earnings for the years ended December 31, 2015, 2014 and 2013, (ii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2015, 2014 and 2013, (iii) Consolidated Statement of Changes in Shareowners' Equity for the years ended December 31, 2015, 2014 and 2013, (iv) Statement of Financial Position at December 31, 2015 and 2014, (v) Statement of Cash Flows for the years ended December 31, 2015, 2014 and 2013, and (vi) the Notes to Consolidated Financial Statements.

Forward-Looking Statements

This document contains "forward-looking statements" – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target."

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our announced plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with this plan and earnings per share of GE Capital's retained businesses (Verticals); expected income; earnings per share; revenues; organic growth; growth of our Digital business; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and Capital earnings.
For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include:
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obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced plan to reduce the size of our financial services businesses;

•	our ability to complete incremental asset sales as part of that plan in a timely manner (or at all) and at the prices we have assumed;
•	our ability to reduce costs as we execute that plan;
•
changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of our announced plan to reduce the size of our financial services businesses as well as other aspects of that plan;

•	the impact of conditions in the financial and credit markets on the availability and cost of GE Capital Global Holdings, LLC's (GE Capital) funding, and GE Capital's exposure to counterparties;
•	the impact of conditions in the housing market and unemployment rates on the level of commercial credit defaults;
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pending and future mortgage loan repurchase claims and other litigation claims and investigations in connection with WMC, which may affect our estimates of liability, including possible loss estimates;

•	our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so;
•	the adequacy of our cash flows and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels;
•	GE Capital's ability to pay dividends to GE at the planned level, which may be affected by GE Capital's cash flows and earnings, financial services regulation and oversight, and other factors;
•	our ability to convert pre-order commitments/wins into orders/bookings;
•	the price we realize on orders/bookings since commitments/wins are stated at list prices;
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customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve;

•	the effectiveness of our risk management framework;
•	the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation;
•	our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions;
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our success in completing, including obtaining regulatory approvals for, announced transactions, such as the Appliances disposition and our announced plan and transactions to reduce the size of our financial services businesses;

•	our success in integrating acquired businesses and operating joint ventures;
•	our ability to realize anticipated earnings and savings from announced transactions, acquired businesses and joint ventures;
•	the impact of potential information technology or data security breaches; and
•	the other factors that are described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2015.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.  We do not undertake to update our forward-looking statements. This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: June 3, 2016	/s/ Jan R. Hauser
Jan R. Hauser Vice President and Controller